SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 23, 2002





                       FIRST KANSAS FINANCIAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its Charter)



       Kansas                           0-24037               48-1198888
----------------------------            -------               ----------
(State or other jurisdiction         (SEC File No.)          (IRS Employer
     of incorporation)                                    Identification Number)


600 Main Street, Osawatomie, Kansas                             66064
-----------------------------------                             -----
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (913)755-3033
                                                    -------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                       FIRST KANSAS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On January 23, 2002, the Registrant announced that it intends to initiate a repurchase plan covering up to of 5%, or 51,298 shares of its outstanding common stock, to be purchased in the open market. The Registrant currently has 1,025,961 shares of common stock outstanding. The Registrant announced that the repurchases would be made from time to time in open market transactions, subject to the availability of shares.

         For further details, reference is made to the Press Release dated January 23, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------


Exhibit 99 -- Press Release dated January 23, 2002.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       FIRST KANSAS FINANCIAL CORPORATION


Date: January 24, 2002                 By: /s/Larry V. Bailey
                                           -------------------------------------
                                           Larry V. Bailey
                                           President and Chief Executive Officer





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